UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): February 10, 2023
Commission File Number: 0-24260

AMEDISYS, INC.
(Exact Name of Registrant as specified in its Charter)

Delaware	11-3131700
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)
3854 American Way, Suite A, Baton Rouge, LA 70816
(Address of principal executive offices, including zip code)

(225) 292-2031 or (800) 467-2662
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	AMED	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 1 — REGISTRANT'S BUSINESS AND OPERATIONS
ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
On February 10, 2023, Amedisys, Inc. (“we,” “us,” “our” or the “Company”) and two of its wholly-owned subsidiaries, Associated Home Care, L.L.C. and Amedisys Personal Care, LLC, entered into an Equity Purchase Agreement (the “Purchase Agreement”), pursuant to which the Company will sell its personal care line of business, excluding the Florida operations (the “PCL Business”), to HouseWorks Holdings, LLC (the “Buyer”) for total consideration of $50 million, subject to certain adjustments as provided in the Purchase Agreement.
The Purchase Agreement contains customary representations, warranties and covenants as well as indemnification provisions.
The transaction is subject to customary closing conditions and regulatory requirements. The parties expect to close the transaction during the second quarter of 2023.
The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, a copy of which will be filed with the Company’s Quarterly Report on Form 10-Q for the quarter ending March 31, 2023. The Purchase Agreement contains representations and warranties by each of the parties. These representations and warranties were made solely for the benefit of the parties to the Purchase Agreement and (i) may have been used for purposes of allocating risk between the respective parties rather than establishing matters as facts, (ii) may have been qualified in the Purchase Agreement by confidential disclosure schedules that were delivered to the other party in connection with the signing of the Purchase Agreement, which disclosure schedules may contain information that modifies, qualifies and creates exceptions to the representations, warranties and covenants set forth in the Purchase Agreement, (iii) may be subject to a contractual standard of materiality applicable to the parties that differs from what a stockholder may view as material and (iv) may have been made only as of the date of the Purchase Agreement or as of another date or dates as may be specified in the Purchase Agreement, and information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures, if at all. Accordingly, stockholders should not rely upon representations and warranties or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, the Buyer or their respective subsidiaries and affiliates.

SECTION 2 — FINANCIAL INFORMATION
ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
On February 15, 2023, the Company issued a press release (the "Press Release") announcing its financial results for the fourth quarter and year ended December 31, 2022. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
The information presented in Item 2.02 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, unless we specifically state that the information is to be considered “filed” under the Exchange Act or specifically incorporate it by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

SECTION 7 – REGULATION FD
ITEM 7.01. REGULATION FD DISCLOSURE
Item 2.02 of this Current Report on Form 8-K is incorporated herein by reference.
In addition, a copy of the supplemental slides which will be discussed during the Company’s earnings call at 11:00 a.m. ET on Thursday, February 16, 2023 is attached to this report as Exhibit 99.2 and incorporated herein by reference.
On February 15, 2023, the Company issued a press release announcing the divestiture of the PCL Business. A copy of the press release is furnished as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated herein by reference.
Also on February 15, 2023, the Company issued a press release announcing that the Company’s subsidiary, Contessa Health Management, LLC, has entered into an agreement with BlueCross BlueShield of Tennessee to provide members in Middle Tennessee with palliative care in the comfort of their home. A copy of the press release is furnished as Exhibit 99.4 to this Current Report on Form 8-K and is incorporated herein by reference.

The information included in this Current Report on Form 8-K under this Item 7.01 (including Exhibits 99.1, 99.2, 99.3 and 99.4 hereto) is being "furnished" and shall not be deemed to be "filed" for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of Section 18, nor shall it be incorporated by reference into a filing under the Securities Act, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. The information included in this Current Report on Form 8-K under this Item 7.01 (including Exhibits 99.1, 99.2, 99.3 and 99.4 hereto) will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits.

99.1	Press release dated February 15, 2023 announcing the Company’s financial results for the fourth quarter and year ended December 31, 2022 (furnished only)
99.2	Supplemental slides provided in connection with the fourth quarter 2022 earnings call of the Company (furnished only)
99.3	Press release dated February 15, 2023 announcing the Company's divestiture of its personal care line of business
99.4	Press release dated February 15, 2023 announcing the Company's partnership agreement with BlueCross BlueShield of Tennessee
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
AMEDISYS, INC.
(Registrant)

By:    /s/ Scott G. Ginn
    Scott G. Ginn
    Acting Chief Operating Officer, Executive Vice President and Chief Financial Officer
    (Principal Financial Officer)

DATE: February 15, 2023